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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
 November 3, 2004

eCollege.com
(Exact name of registrant as specified in its charter)

Delaware	000-28393	84-1351729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 South Monaco Street
Denver, Colorado 80237
(Address of principal executive offices)

(303) 873-7400
Registrant's telephone number, including area code

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On November 3, 2004, eCollege issued a press release announcing its third quarter 2004 earnings. The information contained in the press release dated November 3, 2004 is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

c)
Exhibits. The following exhibits are furnished with this report.

Exhibit Number	Description
99.1	Press release dated November 3, 2004, "eCollege® Announces Record Quarterly Revenue of $24.3 Million; Company Achieves Third Quarter EPS of $0.05 and Adjusted EPS of $0.12"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2004

eCollege.com
By:	/s/ OAKLEIGH THORNE Oakleigh Thorne, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 3, 2004, "eCollege® Announces Record Quarterly Revenue of $24.3 Million; Company Achieves Third Quarter EPS of $0.05 and Adjusted EPS of $0.12"

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  ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX